United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2003

(Date of earliest event reported)

PHOENIX GOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-25866	93-1066325
(State or other jurisdiction	(Commission file	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

9300 NORTH DECATUR STREET, PORTLAND, OREGON		97203
(Address of principal executive offices)		(Zip code)

(503) 286-9300
(Registrant’s telephone number, including area code)

PHOENIX GOLD INTERNATIONAL, INC.

Form 8-K

August 20, 2003

INDEX

Item 5.	Other Events and Regulation FD Disclosure

Item 7.	Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Item 5.    Other Events and Regulation FD Disclosure.

On August 19, 2003, Phoenix Gold International, Inc. publicly disclosed in a press release that following a decision of a Nasdaq Listing Qualifications Panel effective Wednesday, August 20, 2003 the common stock of the Company will no longer be traded on The Nasdaq SmallCap Market, but will instead be eligible for quotation on the OTC Bulletin Board.  The current trading symbol assigned to the Company - “PGLD” - will remain the same.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)               Exhibits.

The following exhibit is being filed herewith:

99.1       Press Release, dated August 19, 2003, of Phoenix Gold International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX GOLD INTERNATIONAL, INC.

/s/ Joseph K. O’Brien
Joseph K. O’Brien
Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: August 20, 2003

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated August 19, 2003 of Phoenix Gold International, Inc.